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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  September 22, 2000
                                                 -------------------------------


                             THE CREDIT STORE, INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                   000-28709                  87-0296990
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)




      3401 NORTH LOUISE AVENUE
      SIOUX FALLS, SOUTH DAKOTA                               57107
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 (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code  (800) 240-1855
                                                   -----------------------------



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Item 5.    Other Events.

                  On September 22, 2000, the Board of Directors of The Credit Store, Inc. appointed Geoffrey A. Thompson as the Interim (non-executive) Chairman of the Board of The Credit Store and appointed Kevin T. Riordan, the President and Chief Operating Officer of The Credit Store, to the Board of Directors. On such date, the Company announced that Martin J. Burke, III had resigned as the Chairman of the Board, Chief Executive Officer and as a director of the Company.


Item 7.    Financial Statements and Exhibits.

         The following information follows or is attached hereto as an exhibit:

         (a)      Financial Statements of the registrant: Not required.

         (b)      Pro Forma Financial Information of registrant: Not required.

         (c)      Exhibits

         99.1     Press Release dated September 22, 2000

         99.2     Press Release dated September 27, 2000




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      THE CREDIT STORE, INC.


Date:  September 28, 2000             By  /s/ Kevin T. Riordan
                                         ---------------------------------------
                                          Kevin T. Riordan
                                          President and Chief Operating Officer









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                                  EXHIBIT INDEX

                                                                      Method
Exhibit                           Description                         of Filing
-------                           -----------                         ---------

                                                                  Filed
99.1        Press Release dated September 22, 2000................Electronically

                                                                  Filed
99.2        Press Release dated September 27, 2000................Electronically